Annual Estimated Amortization Expenses of Intangible Assets (Detail) - Dec. 31, 2018 ¥ in Thousands, $ in Thousands	USD ($)	CNY (¥)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2019	$ 8,227	¥ 56,567
2020	6,870	47,232
2021	6,545	45,005
2022	5,976	41,088
2023	4,120	28,322
Finite-Lived Intangible Assets, Net, Total	$ 31,738	¥ 218,214